                                                                   EXHIBIT 10.29



                                                                  EXECUTION COPY









                       NOTE AND WARRANT PURCHASE AGREEMENT


                            Dated as of June 21, 1999


                                  by and among


                       MURDOCK COMMUNICATIONS CORPORATION,
                                 as the Issuer,


                  PRIORITY INTERNATIONAL COMMUNICATIONS, INC.,
                    ATN COMMUNICATIONS, INC., INCOMEX, INC.,
                           and MCC ACQUISITION CORP.,
                                 as Guarantors,


                                       and


                      each of the purchasers of securities
                          listed on Schedule 1 hereto,
                                as the Purchasers






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
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                                                  TABLE OF CONTENTS
                                                  -----------------
                                                                                                               PAGE
ARTICLE 1.         DEFINITIONS....................................................................................1


ARTICLE 2.         ISSUANCE AND PURCHASE OF NOTES AND WARRANTS....................................................4
                   Section 2.1.     Authorization of Issuance of the Notes and Warrants...........................4
                   Section 2.2.     Purchase and Sale of Notes and Warrants.......................................4
                   Section 2.3.     Interest on the Notes.........................................................4
                   Section 2.4.     Maturity of Notes; Prepayments................................................4
                   Section 2.5.     Investment Representations and Covenants......................................4


ARTICLE 3.         OTHER PROVISIONS RELATING TO THE NOTES.........................................................5
                   Section 3.1.     Making of Payments............................................................5
                   Section 3.2.     Default Rate of Interest......................................................5
                   Section 3.3.     Calculation of Interest.......................................................6
                   Section 3.4.     Usury.........................................................................6
                   Section 3.5.     Ranking of Notes..............................................................6

ARTICLE 4.         CONDITIONS PRECEDENT TO PURCHASE OF THE NOTES AND THE WARRANTS.................................6
                   Section 4.1.     Documentation.................................................................6
                   Section 4.2.     Resolutions...................................................................7
                   Section 4.3.     No Injunction, etc............................................................7
                   Section 4.4      No Defaults...................................................................7
                   Section 4.5.     Representations Accurate......................................................7


ARTICLE 5.         REPRESENTATIONS AND WARRANTIES.................................................................8
                   Section 5.1.     Corporate Existence  .........................................................8
                   Section 5.2.     Authorization; No Conflict....................................................8
                   Section 5.3.     Approvals.....................................................................8
                   Section 5.4.     Binding Obligations...........................................................8
                   Section 5.5.     Federal Reserve Regulations...................................................9
                   Section 5.6.     Offering of Notes and Warrants................................................9
                   Section 5.7.     Financial Information.........................................................9
                   Section 5.8.     Solvency......................................................................9
                   Section 5.9.     Material Adverse Change.......................................................9
                   Section 5.10.    Absence of Default............................................................9
                   Section 5.11.    Litigation, Legislation, etc.................................................10
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                                                                                                                PAGE
                   Section 5.12.    Government Regulation........................................................10
                   Section 5.13.    Taxes........................................................................10
                   Section 5.14.    ERISA........................................................................10
                   Section 5.15.    Labor Controversies..........................................................10
                   Section 5.16.    Ownership and Condition of Properties........................................10
                   Section 5.17.    Intellectual Property........................................................11
                   Section 5.18.    Accuracy of Information......................................................11
                   Section 5.19.    Certain Indebtedness.........................................................11
                   Section 5.20.    No Burdensome Agreements.....................................................11
                   Section 5.21.    Consents.....................................................................11
                   Section 5.22.    Subsidiaries.................................................................11
                   Section 5.23.    Trade Relations..............................................................11
                   Section 5.24.    Capitalization of Issuer.....................................................12


ARTICLE 6.         COVENANTS.....................................................................................12
                   Section 6.1.     Preservation of Corporate Existence..........................................12
                   Section 6.2.     Compliance with Laws.........................................................12
                   Section 6.3.     Records and Accounts.........................................................12
                   Section 6.4.     Maintenance of Properties....................................................12
                   Section 6.5.     Use of Proceeds..............................................................13
                   Section 6.6.     Employee Plans...............................................................13
                   Section 6.7.     Subordination of Insider Indebtedness; Agreement to
                                    Grant Liens..................................................................13
                   Section 6.8.     Indebtedness.................................................................13
                   Section 6.9.     Liens........................................................................14
                   Section 6.10.    Restricted Payments, etc.....................................................15
                   Section 6.11.    Consolidation, Merger, Subsidiaries, etc.....................................15
                   Section 6.12.    Asset Dispositions, etc......................................................15
                   Section 6.13.    Transactions with Affiliates.................................................15
                   Section 6.14.    Inconsistent Agreements......................................................15


ARTICLE 7.         GUARANTY......................................................................................15
                   Section 7.1.     The Guaranty.................................................................15
                   Section 7.2.     Demand by the Holders........................................................16
                   Section 7.3.     Enforcement of Guaranty......................................................17
                   Section 7.4.     Waivers......................................................................17
                   Section 7.5.     Benefits of Guaranty.........................................................17
                   Section 7.6.     Modification of Notes, etc...................................................17
                   Section 7.7.     Reinstatement................................................................18
                   Section 7.8.     Waiver of Subrogation, etc...................................................19

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                                                                                                                PAGE
                   Section 7.9      Contribution Rights..........................................................19
                   Section 7.10.    Election of Remedies, Etc....................................................19
                   Section 7.11.    Continuing Guaranty..........................................................20
                   Section 7.12.    Limitation on Guaranty Obligations...........................................20


ARTICLE 8.         EVENTS OF DEFAULT.............................................................................21
                   Section 8.1.     Events of Default............................................................21
                   Section 8.2.     Remedies on Default..........................................................21


ARTICLE 9          REGISTRATION; EXCHANGE; SUBSTITUTION
                   OF NOTES AND WARRANT CERTIFICATES.............................................................22
                   Section 9.1.     Registration of Notes and Warrant Certificates...............................22
                   Section 9.2.     Transfer and Exchange of Notes and Warrant Certificates......................22
                   Section 9.3.     Replacement of Notes and Warrant Certificates................................23


ARTICLE 10.        MISCELLANEOUS.................................................................................23
                   Section 10.1.    Notices......................................................................23
                   Section 10.2.    No Waiver....................................................................24
                   Section 10.3.    Amendments, Etc..............................................................24
                   Section 10.4.    Successors and Assigns.......................................................24
                   Section 10.5.    Governing Law................................................................24
                   Section 10.6.    Survival of Representations and Warranties...................................24
                   Section 10.7.    Severability.................................................................25
                   Section 10.8.    Counterparts.................................................................25
                   Section 10.9.    Entire Agreement.............................................................25
                   Section 10.10.   Cost and Expenses............................................................25
                   Section 10.11.   Consent to Jurisdiction......................................................25

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Schedules and Exhibits

         Schedule 1        Purchasers


         Exhibit A -       Form of Note
         Exhibit B -       Form of Warrant Certificate
         Exhibit C -       Form of Registration Rights Agreement

























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                       NOTE AND WARRANT PURCHASE AGREEMENT


         THIS NOTE AND WARRANT PURCHASE AGREEMENT dated as of June 21, 1999 by and among MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation, as issuer of the Notes and the Warrants (the "Issuer"), PRIORITY INTERNATIONAL COMMUNICATIONS, INC., a Texas corporation, ATN COMMUNICATIONS, INC., a Delaware Corporation, INCOMEX, INC., a California corporation, and MCC ACQUISITION CORP., an Iowa corporation, as guarantors (the "Guarantors"), and each of the Persons listed on Schedule 1 hereto (each a "Purchaser" and, collectively, the "Purchasers").

         WHEREAS, the Issuer desires to issue and each of the Purchasers desires to purchase the Notes and the Warrants described herein on the terms and conditions set forth herein;

         NOW, THEREFORE, for and in consideration of the mutual premises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                   ARTICLE 1.

                                   DEFINITIONS

         In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls or is controlled by or under common control with such Person. A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power (a) to vote 5% or more of the securities having ordinary voting power for the election of directors of such Person or (b) to direct or cause the direction of the management or policies of such Person whether by contract or otherwise.

         "Agreement" shall mean this Note and Warrant Purchase Agreement, as the same may be amended or otherwise modified from time to time in accordance with the terms hereof.

         "Applicable Law" shall mean all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental authorities and regulatory bodies and all orders and decrees of all courts, tribunals and arbitrators.

         "Business Day" shall mean any day on which commercial banks located in New York, New York are required or permitted by law to be open for the purpose of conducting a commercial banking business.

         "Closing Date" shall mean June 21, 1999 or such later date on which the conditions set forth in Article 4 hereof are satisfied.

         "Common Stock" shall mean the Common Stock of the Issuer, no par value per share, 40,000,000 shares of which are authorized pursuant to the articles of incorporation of the Issuer, and of which 10,329,867 shares are outstanding as of the Closing Date.

         "Default" shall mean any event that, with notice or lapse of time or both, would constitute an Event of Default.

         "Dollar" and the sign "$" shall mean the lawful money of the United States of America.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulation thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "Event of Default" shall mean any of the events specified in
Section 8.1 hereof.

         "Exercise Price" shall mean $3.50 per share of Common Stock, as adjusted from time to time in accordance with the terms of the Warrant Certificates.

         "Financing Transaction" shall mean (a) the closing and initial funding of the contemplated $25,000,000 credit facility arranged by Paribas, or (b) any other financing transaction or series of related financing transactions (i) consummated by the Issuer or any of its Subsidiaries after the date hereof, and
(ii) consisting of the issuance of equity or debt securities of the Issuer or any of its Subsidiaries or the incurrence by the Issuer or any of its Subsidiaries of indebtedness for borrowed money (other than (A) borrowings under lines of credit existing as of the date hereof in the ordinary course of business up to the maximum principal amount that may be incurred under such lines of credit as of the date hereof, (B) up to $3,000,000 to be raised by Issuer through a sale of a new series of preferred stock in conjunction with the financing described in clause (a) of this definition, or (C) any issuances of common stock or preferred stock to current holders of the Issuer's debt in exchange therefor).

         "GAAP" means generally accepted accounting principles in effect from time to time in the United States.

         "Issuer" has the meaning set forth in the preamble to this Agreement, and shall include the Issuer's successors and assigns.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the properties, operations, business or financial condition of the Issuer and its Subsidiaries, taken as a whole, (b) the Issuer's ability to pay the Notes in accordance with the terms thereof, or (c) the Issuer's or any Guarantor's ability to perform its obligations under the Transaction Documents.

         "Maturity Date" shall mean July 21, 1999.

         "Note" shall mean a Fixed Rate Senior Note due July 21, 1999, issued by the Issuer pursuant to Section 2.1 hereof in substantially the form of Exhibit A hereto, maturing on the Maturity Date, or such earlier date as provided herein, and bearing interest as set forth in this Agreement, and each promissory note delivered in substitution, extension or exchange for any such Note pursuant to the provisions of this Agreement.

         "Person" shall mean an individual, corporation, limited liability company, partnership, joint venture, trust, unincorporated association or other entity, or a government or any political subdivision or agency thereof.

         "Purchaser" has the meaning set forth in the preamble to this Agreement, and shall include the successors and registered assigns of any Purchaser permitted under this Agreement and the other Transaction Documents.

         "Registration Rights Agreement" shall mean the registration rights agreement among the Issuer and the Purchasers, in the form of Exhibit C hereto, as the same may be amended or otherwise modified from time to time.

         "Requisite Holders" shall mean the Requisite Purchasers and the holders of Warrant Certificates for the purchase of more than fifty percent (50%) of all shares of Common Stock issuable upon exercise of all Warrant Certificates.

         "Requisite Purchasers" shall mean Purchasers who individually or collectively hold more than fifty percent (50%) of the outstanding principal amount of the Notes.

         "Stock" means capital stock of the Issuer, whether common or preferred and whether voting or nonvoting.

         "Transaction Documents" shall mean, collectively, this Agreement, the Notes, the Warrant Certificates and the Registration Rights Agreement, in each case either as originally executed or as the same may be amended or otherwise modified from time to time.

         "Warrant Certificate" shall mean a stock purchase warrant issued and delivered by the Issuer on the Closing Date pursuant to Article 2 hereof, in each case in substantially the form of Exhibit B hereto, and each stock purchase warrant issued and delivered in substitution or exchange for any Warrant Certificate.



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                                   ARTICLE 2.

                 ISSUANCE AND PURCHASE OF THE NOTES AND WARRANTS

         Section 1.1. Authorization of Issuance of the Notes and Warrants. The Issuer has duly authorized the issuance and sale, on the terms and subject to the conditions set forth herein, of one or more Notes in the aggregate principal amount of up to $2,000,000, to be dated as of the Closing Date. The Issuer has duly authorized the issuance and sale, on the terms and subject to the conditions set forth herein, of Warrant Certificates evidencing warrants for the purchase of 250,000 shares of the Common Stock of the Issuer (subject to adjustment as provided therein).

         Section 1.2. Purchase and Sale of Notes and Warrants. The Issuer hereby agrees to sell to the Purchasers and, subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Issuer contained herein, Purchasers hereby agree to purchase from the Issuer the Notes and the Warrant Certificates described in Section 2.1 hereof for an aggregate purchase price of $2,000,000. The purchase price paid by each Purchaser for the Note and Warrant Certificate issued to such Purchaser on the Closing Date shall be equal to the principal amount of such Note issued to such Purchaser. The Issuer shall pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of the Warrant Certificates or the issuance of any shares of Common Stock of the Issuer upon exercise of the Warrant Certificates.

         Section 1.3. Interest on the Notes. Interest on the Notes shall accrue at a rate per annum equal to twelve percent (12.00%), subject to the provisions of Article 3 hereof. Interest shall be payable (i) upon any prepayment of the Note to the date of prepayment on the amount prepaid, or (ii) at maturity of the Note, whether on the Maturity Date, by acceleration or otherwise.

         Section 1.4. Maturity of the Notes; Prepayments.

                (a) The outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, shall become due and payable on the Maturity Date.

                (b) Upon the occurrence of a Financing Event, the outstanding principal amount of all Notes shall be due and payable in an amount equal to the lesser of (i) the outstanding principal amount of the Notes and (ii) the aggregate gross cash proceeds from such Financing Event.

                (c) The Issuer may prepay the Notes in whole or in part at any time, provided that (i) the Issuer provides at least one (1) days' prior written notice to the Purchasers of such proposed prepayment, and (ii) such prepayment is accompanied by all accrued and unpaid interest on the amount prepaid to the date of prepayment.

         Section 1.5. Investment Representations and Covenants. Each Purchaser represents and warrants that it is purchasing the Note and Warrant Certificate to be issued to such Purchaser on the Closing Date for its own account, for investment purposes and not with a view to the distribution


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

thereof. Each Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Notes or Warrant Certificates (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of the Notes or Warrant Certificates) except in compliance with all applicable securities laws, and in any event without (i) an effective registration statement under the Securities Act of 1933, as amended, and all applicable state securities laws, or (ii) an opinion of counsel, which counsel shall be reasonably satisfactory to the Issuer and its counsel, that registration is not required under the Securities Act of 1933, as amended, or any applicable state securities laws (the Issuer hereby acknowledges that King & Spalding is acceptable counsel). In addition, the transfer of any shares of Common Stock issued after the Closing Date shall be restricted in the same manner and to the same extent as the Notes and the Warrant Certificates issued on the Closing Date, and the certificates representing such shares of Common Stock shall bear substantially the following legend:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR
         (II) DELIVERY OF AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Purchasers and the Issuer agree to execute such other documents and instruments as counsel for the Purchasers and counsel for the Issuer reasonably deem necessary to effect the compliance of the issuance of the Notes and the Warrant Certificates, and any shares of Common Stock issued after the Closing Date, with all applicable federal and state securities laws.


                                   ARTICLE 3.

                     OTHER PROVISIONS RELATING TO THE NOTES

         Section 1.6. Making of Payments. Except as otherwise expressly provided in this Agreement, the Issuer shall make each payment of principal of and interest on the Notes not later than 2:00 p.m. (New York, New York time) on the day when due in Dollars by wire transfer of immediately available funds in accordance with the written instructions of the Purchasers. All payments received after that hour shall be deemed to have been received by the Purchaser on the next following Business Day.


         Section 1.7. Default Rate of Interest. If the Issuer shall fail to pay on the due date therefor, whether on the Maturity Date, by acceleration or otherwise, any principal owing under the Notes, then, in lieu of the interest rate otherwise applicable, interest shall accrue on such unpaid principal from the due date to but excluding the date on which such principal is paid in full (i) for the period commencing on the due date and ending thirty (30) days thereafter, at a rate per annum equal to fourteen percent (14%), (ii) for the period commencing on the thirty-first (31st) day following the due date and ending sixty (60) days thereafter, at a rate per annum equal to sixteen percent (16%), and (iii) for the period commencing on the sixty-first (61st) day following the due date to but excluding the date on which such principal is paid in full, at a rate per annum equal to eighteen percent (18%) (interest accruing pursuant to this Section 3.2, the "Default Rate"). Interest calculated at the Default Rate shall be due and payable upon demand by the Purchasers.

         Section 1.8. Calculation of Interest. Interest payable on the Notes shall be calculated on the basis of a year of 360 days consisting of twelve 30-day months. If the date for any payment of principal is extended (whether by operation of this Agreement, any provision of law or otherwise), interest shall be payable for such extended time at the rates provided herein. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be due on the next succeeding Business Day.

         Section 1.9. Usury. In no event shall the amount of interest due or payable on any Note, when aggregated with all amounts payable by the Issuer under any of the Transaction Documents that are deemed or construed to be interest, exceed the maximum rate of interest allowed by Applicable Law and, in the event any such payment is made by the Issuer or received by a Purchaser, then such excess sum shall be credited as a payment of principal. It is the express intent of the parties hereto that the Issuer not pay, and the Purchasers not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Issuer under Applicable Law.

         Section 1.10. Ranking of Notes. The Notes shall constitute senior unsecured obligations of the Issuer ranking pari passu will all other senior unsecured indebtedness of the Issuer and senior to all subordinated indebtedness of the Issuer.


                                   ARTICLE 4.

                     CONDITIONS PRECEDENT TO PURCHASE OF THE
                             NOTES AND THE WARRANTS

         The obligations of the Purchasers under this Agreement are subject to the satisfaction of each of the following conditions on the Closing Date:

         Section 1.11. Documentation. Each Purchaser shall have received, on or prior to the Closing Date, the following:

                (1)    a duly executed counterpart of this Agreement;

                  (2) a Note in the principal amount equal to the amount set forth opposite the name of such Purchaser on Schedule 1 hereto;

                  (3) a duly executed Warrant Certificate evidencing warrants to purchase the number of shares of Common Stock set forth opposite the name of such Purchaser on Schedule 1 hereto;

                  (4) a duly executed Registration Rights Agreement; and

                  (5) an opinion of counsel in form and substance reasonable satisfactory to the Purchasers and their counsel and covering such matters as the Purchasers shall reasonably request.

         Section 1.12. Resolutions, etc. The Purchasers shall have received:

                  (1) a certificate, dated the Closing Date, of the Secretary or an assistant secretary of each of the Issuer and the Guarantors as to
         (i) resolutions of its board of directors, then in full force and effect authorizing the execution, delivery and performance of Transaction Documents, and (ii) the incumbency and signatures of those of its officers authorized to act with respect to the Transaction Documents to which it is party;

                  (2) certified copies of the certificate or articles of incorporation and bylaws of each of the Issuer and the Guarantors;

                  (3) a so-called "good standing" certificate with respect to each of the Issuer and the Guarantors from the appropriate governmental authority governmental authority or regulatory body of the state of its incorporation;

                  (4) evidence of qualification of each of the Issuer and the Guarantors to do business in each other jurisdiction in which the failure to so qualify could result in a Material Adverse Effect; and

                  (5) such other documents (certified if requested) as the Purchasers may request with respect to this Agreement, the Notes, any other Transaction Document and the transactions contemplated hereby and thereby.

         Section 1.13. No Injunction, etc. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental authority or regulatory or legislative body to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated hereby.

         Section 1.14. No Default, Etc. No Default or Event of Default shall exist.

         Section 1.15. Representations Accurate. All representations and warranties made by the Issuer and the Guarantors herein or in any other Transaction Document shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the Closing Date other than any such representation or warranty made as of a specified date which shall be true and correct in all material respects as of such specified date.


                                   ARTICLE 5.

                         REPRESENTATIONS AND WARRANTIES

         Each of the Issuer and the Guarantors hereby represents and warrants to the Purchasers that the following statements are true and correct:

         Section 1.16. Corporate Existence. Each of the Issuer and the Guarantors is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite corporate power and authority to conduct its business and to own its properties. Each of the Issuer and the Guarantors has all requisite corporate power and authority to execute and deliver and to perform all of its obligations under the Transaction Documents. Each of the Issuer and the Guarantors is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its activities or the character of the properties it owns or leases makes such qualification necessary and where the failure to be so qualified could have a Material Adverse Effect.

         Section 1.17. Authorization; No Conflict. The execution, delivery and performance by the Issuer and the Guarantors of the Transaction Documents are within their respective corporate powers, have been duly authorized by all necessary corporate action, and do not violate any provision of any Applicable Law, the articles of incorporation or bylaws of the Issuer and the Guarantors or any material agreement, indenture or instrument to which the Issuer is a party or by which the Issuer, any Guarantor, or any of their respective properties is bound.

         Section 1.18. Approvals. No consent, authorization or approval of, and no notice to or filing with, any governmental authority or regulatory body is required in connection with the execution, delivery, performance, validity or enforcement of any Transaction Document which has not been obtained or made as of the date hereof.

         Section 1.19. Binding Obligations. This Agreement constitutes a legal, valid and binding obligation of the Issuer and the Guarantors, enforceable against the Issuer and the Guarantors in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Each of the other Transaction Documents constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         Section 1.20. Federal Reserve Regulations. None of the proceeds of the Notes and Warrant Certificates will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin security" or "margin stock" or for the purpose of reducing or retiring any debt that originally was incurred to purchase or carry a "margin security" or "margin stock" or for any other purpose that might constitute this transaction a "purpose credit" within the meaning of the regulations of the Board of Governors of the Federal Reserve System.

         Section 1.21. Offering of Notes and Warrants. Neither the Issuer nor, to the best knowledge of the Issuer, anyone acting on its behalf has offered the Notes, the Warrant Certificates or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers. Neither the Issuer nor, to the best knowledge of the Issuer, anyone acting on its behalf, has taken or will take any action which would subject the issuance or sale of the Notes and the Warrant Certificates to Section 5 of the Securities Act of 1933, as amended from time to time, or the registration or qualification provisions of the blue sky laws of any state.

         Section 1.22. Financial Information. All balance sheets, all statements of operations, stockholders' equity and cash flows, and all other financial information of the Issuer and its Subsidiaries which have been furnished by or on behalf of the Issuer and its Subsidiaries to the Purchasers for the purposes of or in connection with this Agreement or any transaction contemplated hereby, have been prepared in accordance with GAAP consistently applied throughout the periods involved and present fairly in all material respects the matters reflected therein subject, in the case of unaudited statements, to changes resulting from normal year-end audit adjustments and to the absence of footnotes. As of the date hereof, neither the Issuer nor any of its Subsidiaries has material contingent liabilities or material liabilities for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in said financial statements.

         Section 1.23. Solvency. After giving effect to the issuance of the Notes and to the consummation of the other transactions contemplated by this Agreement and the other Transaction Documents to occur on the Closing Date, each of the Issuer and the Guarantors is solvent.

         Section 1.24. Material Adverse Change. Since December 31, 1998, there has been no material adverse change in the condition (financial or otherwise), operations, performance, business, properties or prospects of the Issuer and its Subsidiaries, taken as a whole.

         Section 1.25. Absence of Default. Except as disclosed in the Issuer's most recent annual report filed on Form 10KSB or the Issuer's most recent quarterly report filed on Form 10QSB in each case with the Securities and Exchange Commission, neither the Issuer nor any of its Subsidiaries is in default in the payment of (or in the performance of any obligation applicable to) any material indebtedness, or is in default under any regulation of any governmental authority governmental authority or regulatory body or court decree or order, or in default under any requirement of law which could result in a Material Adverse Effect.

     Section 1.26. Litigation, Legislation, etc. Except as disclosed in the Issuer's most recent annual report filed on Form 10KSB or the Issuer's most recent quarterly report filed on Form 10QSB in each case with the Securities and Exchange Commission, there is no pending or, to the knowledge of the Issuer, threatened litigation, arbitration or governmental investigation, proceeding or inquiry which, if adversely determined, could result in a Material Adverse Effect; and none of the proceedings set forth in said Form 10KSB or Form 10QSB seeks to amend, modify or enjoin the transactions contemplated hereby or is likely to be adversely determined. There is no legislation, governmental regulation or judicial decision known to the Issuer that could result in a Material Adverse Effect.

         Section 1.27. Government Regulation. Neither the Issuer nor any of its subsidiaries is an "investment company" within the meaning of the Investment Holding Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended, or subject to regulation under the Federal Power Act, the Interstate Commerce Act or any other federal or state law limiting the Issuers' ability to issue the Notes or of any Guarantor to otherwise incur its obligations under this Agreement or to execute, deliver or perform the Transaction Documents to which it is party.

         Section 5.1. Taxes. Each of the Issuer and its present or past Subsidiaries has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books, except where the failure to file any such tax return or report or to pay any such taxes or charges could not result in a Material Adverse Effect.

         Section 1.28. ERISA. The Issuer and its Subsidiaries (i) are not party to any employee benefit plan subject to part 3 of Title I of ERISA and (ii) are in compliance in all material respects with ERISA. The consummation of the transactions provided for in this Agreement and compliance by the Issuer and the Guarantors with the provisions of the Transaction Documents will not involve any prohibited transaction within the meaning of ERISA.

         Section 5.2. Labor Controversies. There are no labor controversies pending or, to the best knowledge of the Issuer, threatened, relating to the Issuer or any of its Subsidiaries.

         Section 5.3. Ownership and Condition of Properties. Each of the Issuer and its Subsidiaries has good title to all of its material properties and assets of any nature whatsoever, free and clear of all liens except as permitted pursuant to Section 6.9. All of the assets and properties owned by, leased to or used by the Issuer or any of its Subsidiaries material to the conduct of their business are in adequate operating condition and repair, ordinary wear and tear excepted, and are free and clear of known defects except for defects which do not substantially interfere with the use thereof in the conduct of normal operations.


         Section 5.4. Intellectual Property. Each of the Issuer and its Subsidiaries owns or uses pursuant to valid licenses all intellectual property, and has obtained assignments of all licenses and other rights, as the Issuer considers necessary for or as are otherwise material to the conduct of the business of the Issuer and its Subsidiaries as now conducted without, individually or in the aggregate, any infringement upon rights of other Persons which could result in a Material Adverse Effect.

         Section 1.29. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Issuer or any of its Subsidiaries to any Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. Neither this Agreement nor any document or statement furnished to any of the Purchasers by or on behalf of the Issuer or any of its Subsidiaries contain any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not materially misleading.

         Section 1.30. Certain Indebtedness. Except as disclosed in the Issuer's most recent annual report filed on Form 10KSB or the Issuer's most recent quarterly report filed on Form 10QSB in each case with the Securities and Exchange Commission and on Schedule 5.19 hereto, as of the Closing Date the Issuer and its Subsidiaries do not have any obligations in respect of indebtedness which (a) is for borrowed money (other than drawings under lines of credit in the ordinary course of business and in an aggregate amount outstanding not exceeding the maximum committed amounts of such lines of credit as of May 31, 1999 and disclosed on Schedule 5.19 hereto), or (b) is not incurred in the ordinary course of the business of Issuer or any of its Subsidiaries in a manner and to the extent consistent with past practice, or (c) is material to the financial condition, operations, businesses, properties or prospects of the Issuer or any of its Subsidiaries.

         Section 1.31. No Burdensome Agreements. Neither the Issuer nor any of its Subsidiaries is a party to or has assumed any indenture, loan or credit agreement or any lease or other agreement or instrument, or is subject to any charter or other corporate restriction, in any case that could result in a Material Adverse Effect.

         Section 1.32. Consents. The Issuer and its Subsidiaries have all material permits and governmental consents and approvals necessary under all requirements of law in connection with the transactions contemplated hereby and in connection with the ongoing business and operations of the Issuer and its Subsidiaries, except for permits, consents and approvals the failure to so have could not result in a Material Adverse Effect.

         Section 1.33. Subsidiaries. The Issuer has no Subsidiaries other than the Guarantors.

         Section 5.5. Trade Relations. There exists no actual or, to the best of the Issuer's knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship of the Issuer or any of its Subsidiaries with any of its customers or group of customers, except for such terminations, cancellations, limitations, modifications or changes which could not result in a Material Adverse Effect.

         Section 1.34. Capitalization of Issuer. The authorized capital stock of the Issuer consists of 40,000,000 shares of Common Stock, no par value, 10,329,867 shares of which are issued and outstanding as of the date hereof, and 50,000 shares of the Issuer's 8% Series A Convertible Preferred Stock, $100 stated value per share, 18,920 shares of which are issued and outstanding as of the date hereof. All outstanding shares of capital stock of the Issuer are duly authorized, validly issued, fully paid and nonassessable, and were not issued in violation of any preemptive rights. Except for (x) warrants to purchase 5,929,198 shares of the Issuer's Common Stock, (y) options to purchase 1,617,558 shares of Common Stock, and (z) the Issuer's 8% Series A Convertible Preferred Stock which are convertible into 1,681,799 shares of the Issuer's Common Stock, no issued, no authorized but unissued and no treasury shares of capital stock of the Issuer are subject to any preemptive right, option, warrant, right of conversion or purchase or similar right issued or granted by the Issuer or, to the knowledge of the Issuer, by any of its shareholders. There are no agreements or understandings with respect to the voting, sale or transfer of any shares of capital stock of the Issuer to which the Issuer or any of its Subsidiaries is a party.


                                   ARTICLE 6.

                                   COVENANTS

         So long as the Notes shall remain outstanding each of the Issuer and the Guarantors shall comply with each of the following:

         Section 1.35. Preservation of Corporate Existence. The Issuer will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to (a) preserve and maintain its corporate existence and all material rights and franchises and (b) qualify and remain qualified to conduct business in each jurisdiction where the nature of its business or the ownership or lease of its property requires such qualification and where failure to be so qualified could have a Material Adverse Effect.

         Section 1.36. Compliance with Laws. The Issuer will, and will cause each of its Subsidiaries to, comply with all Applicable Laws, noncompliance with which could have a Material Adverse Effect.

         Section 1.37. Records and Accounts. The Issuer will, and will cause each of its Subsidiaries to, keep true records and books of account in which entries will be made in accordance with GAAP.

         Section 1.38. Maintenance of Properties. The Issuer will, and will cause each of its Subsidiaries to, cause all of its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Issuer may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         Section 1.39. Use of Proceeds. The Issuer will use proceeds from the sale of the Notes and the Warrant Certificates for general corporate purposes, and the Issuer shall not use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulations T, U or X of the Board of Governors of the Federal Reserve System) or to extend credit to others for the purpose of purchasing or carrying any such margin stock.

         Section 1.40. Employee Plans. The Issuer will, and will cause each of its Subsidiaries to, at all times comply in all material respects with the provisions of ERISA and the Internal Revenue Code which are applicable to any employee benefit plans to which it is a party.

         Section 1.41. Subordination of Insider Indebtedness; Agreement to Grant Liens. If the Issuer shall fail for any reason to pay the entire outstanding principal amount of the Notes, together with accrued and unpaid interest thereon, on the Maturity Date, the Issuer will not later than thirty (30) days following the Maturity Date (i) cause all Affiliates, officers, directors and key employees holding indebtedness of the Issuer or any of its Subsidiaries to subordinate such indebtedness to the prior payment in full in cash of the Notes on terms and conditions satisfactory to the Required Purchasers, and (ii) grant to the Purchasers liens on all real and personal property of the Issuer and its Subsidiaries (other than any such property that is the subject of an agreement prohibiting the granting of any such lien) as security for the obligations of the Issuer and the Guarantors under the Notes and the other Transaction Documents.

         Section 1.42. Indebtedness. The Issuer will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any indebtedness for borrowed money or evidenced by a note, bond, debenture or similar instrument, other than (i) indebtedness evidenced by the Notes, (ii) indebtedness for borrowed money or evidenced by a note, bond, debenture or similar instrument of the Issuer or any of its Subsidiaries outstanding on the Closing Date or drawn under lines of credit in the ordinary course of business and in an aggregate amount outstanding not exceeding the maximum committed amounts of such lines of credit as of May 31, 1999 and disclosed in the Issuer's most recent annual report filed on Form 10KSB or the Issuer's most recent quarterly report filed on Form 10QSB with the Securities and Exchange Commission or on Schedule 5.19 hereto, (iii) indebtedness of the Issuer or any of its Subsidiaries owing to the Issuer or any of the Guarantors and incurred in the ordinary course of business, and (iv) indebtedness incurred by the Issuer after the date hereof the proceeds of which are used immediately upon incurrence to repay, on a dollar-for-dollar basis, the outstanding principal of and accrued and unpaid interest on the Notes.

         Section 1.43. Liens. The Issuer will not, and will not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any lien upon any of its property, revenues or assets, whether now owned or hereafter acquired, except:

                      (1) liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable with penalty or being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                      (2) liens of carriers, warehousemen, mechanics, and materialmen incurred in the ordinary course of business for sums not overdue or being contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on its books;

                      (3) liens (other than liens arising under ERISA or Section 412(n) of the Internal Revenue Code) incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                      (4) judgment liens with respect to judgments to the extent such judgments do not constitute an Event of Default;

                      (5) liens which arise by operation of law under Article 2 of the Uniform Commercial Code in favor of unpaid sellers of goods, or liens in items or any accompanying documents or proceeds of either arising by operation of law under Article 4 of the Uniform Commercial Code in favor of a collecting bank;

                      (6) easements (including, without limitation, reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and other restrictions, charges or encumbrances (whether or not recorded) affecting the use of property, which do not materially detract from the value of such property or impair the use thereof;

                      (7) leases and subleases granted to others in the ordinary course of business not interfering in any material respect with any business of the Issuer or any of its Subsidiaries;

                      (8) rights of set-off of a customary nature or bankers' liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business; and

                      (9) liens existing on the Closing Date.

         Section 1.44. Restricted Payments, etc. Except for dividends payable in Common Stock on the Issuer's Series A Preferred Stock, the Issuer will not, and will not permit any of its Subsidiaries to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of its Stock or on any warrants, options or other rights in respect of any class of its Stock. The Issuer will not, and will not permit any of its Subsidiaries to, apply any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of any shares of any class of Stock of the Issuer or any of its Subsidiaries, or make any deposit for any of the foregoing.

         Section 1.45. Consolidation, Merger, Subsidiaries, etc. The Issuer will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any Person, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any operating division or unit thereof), except that any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, the Issuer (so long as the Issuer is the surviving corporation). The Issuer will not, and will not permit any of its Subsidiaries to, create any Subsidiary or transfer any assets to any Subsidiary other than a Subsidiary that is or becomes a party to this Agreement as a Guarantor immediately upon creation or immediately before such transfer of assets, as the case may be.

         Section 1.46. Asset Dispositions, etc. The Issuer will not, and will not permit any of its Subsidiaries to, sell, transfer, lease or otherwise dispose of, or grant options, warrants or other rights with respect to, any of its assets (including accounts receivable and Stock of Subsidiaries) to any Person, unless such disposition is made in the ordinary course of business and consists of inventories or such disposition constitutes a disposition of obsolete or retired assets not used in the business of the Issuer and its Subsidiaries.

         Section 1.47. Transactions with Affiliates. The Issuer will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

         Section 1.48. Inconsistent Agreements. The Issuer will not, and will not permit any of its Subsidiaries to, enter into any material agreement containing any provision which would be violated or breached in any material respect by any Note or by the performance by the Issuer or any Guarantor under any Transaction Document.


                                   ARTICLE 7.

                                    GUARANTY

         Section 1.49. The Guaranty. Each of the Guarantors hereby absolutely, unconditionally and irrevocably guarantees to the Holders, and their successors, endorsees, transferees and assigns, the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of (a) the Notes, including (i) all principal of and interest (including any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Issuer, whether or not such interest constitutes an allowable claim) on any Note issued pursuant to this Agreement and (ii) all other amounts payable and all obligations to be performed by the Issuer under this Agreement or any other Transaction Document and (b) any renewals or extensions of any of the foregoing (collectively, the "Guaranteed Obligations"). Each of the Guarantors agrees that this is a guaranty of payment and performance and not of collection, and that its obligations hereunder shall be primary, absolute and unconditional, irrespective of, and unaffected by:

                  (1) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Notes, this Agreement or any other Transaction Document or any other agreement, document or instrument to which the Issuer is or may become a party;

                  (2) the absence of any action to enforce the Notes, this Agreement or any other Transaction Document or the waiver or consent by the Holders with respect to any of the provisions of any Transaction Document; or

                  (3) any other action or circumstance which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (other than payment in full);

it being agreed by each of the Guarantors that its obligations hereunder shall not be discharged until the payment and performance, in full, of the Guaranteed Obligations. Each of the Guarantors shall be regarded, and shall be in the same position, as principal debtor with respect to the Guaranteed Obligations. Each of the Guarantors expressly waives all rights it may now or in the future have under any statute, or at common law, or at law or in equity, or otherwise, to compel any Holder to proceed in respect of the Guaranteed Obligations against the Issuer or any other Person before proceeding against, or as a condition to proceeding against, the Guarantors. Each of the Guarantors further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of any Holder to commence an action in respect of the Guaranteed Obligations against the Issuer or any other Person. Each of the Guarantors agrees that any notice or directive given at any time to any Holder which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by such Holder, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to the obligations of the Guarantors under this Article 7 for the reason that such pleading or introduction would be at variance with the written terms hereof. The foregoing waivers are of the essence of the transaction contemplated by the Transaction Documents and, but for this provisions of this Article 7 and such waivers, the Purchasers and each subsequent Holder would decline to purchase the Notes.

         Section 7.6. Demand by the Holders. In addition to the terms of the guaranty set forth in Section 7.1, and in no manner imposing any limitation on such terms, if the outstanding principal amount of the Guaranteed Obligations shall become due and payable, whether on the Maturity Date, by acceleration or otherwise, then the Guarantors shall pay to the Holders of the Guaranteed Obligations the entire outstanding Guaranteed Obligations due and owing to such Holders. Payment by the Guarantors shall be credited and applied upon the Guaranteed Obligations and shall be made in immediately available funds to an account designated by each Holder or at the address set forth herein for the giving of notice to each Holder or at any other address that may be specified in writing from time to time by such Holder.

         Section 1.50. Enforcement of Guaranty. In no event shall any Holder have any obligation (although each is entitled, at its option) to proceed against the Issuer or any other Person or any real or personal property pledged to secure the Guaranteed Obligations before proceeding against the Guarantors, and any Holder may proceed, prior or subsequent to, or simultaneously with, the enforcement of any Holder's rights hereunder, to exercise any right or remedy which it may have against the Issuer or any such other Person or against any property, real or personal, as a result of any lien it may have as security for all or any portion of the Guaranteed Obligations.

         Section 1.51. Waivers. In addition to the waivers contained in Section 7.1, each of the Guarantors waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, marshaling of assets or redemption laws, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by it of its obligations under, or the enforcement by the Holders of, the provisions of this
Article 7. Each of the Guarantors further hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of security, release of security, composition or agreement arrived at as to the amount of, or the terms of, the Guaranteed Obligations, notice of adverse change in the Issuer's or any other Guarantor's financial condition or any other fact which might materially increase the risk to the Guarantors) with respect to any of the Guaranteed Obligations and all other demands whatsoever and, to the extent permitted by Applicable Law, waives the benefit of all provisions of law which are or might be in conflict with the terms of this
Article 7. Each of the Guarantors represents, warrants and agrees that its obligations under this Article 7 are not and shall not be subject to any counterclaims, offsets or defenses of any kind, whether now existing or arising in the future, against the Holders, the Issuer, the other Guarantors or any other guarantor of the Guaranteed Obligations.

         Section 1.52. Benefits of Guaranty. The provisions of this Article 7 are for the benefit of the Holders and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as among the Issuer and the Holders, the obligations of the Issuer under the Notes and the Transaction Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by any Holder to any Person, any reference to the "Holder" herein shall be deemed to refer equally to such Person.

         Section 7.7. Modification of Notes, etc. If the Holders shall at any time or from time to time, with or without the consent of, or notice to, the
Guarantors:

                  (1) change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

                  (2) take any action under or in respect of the Transaction Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

                  (3) amend or modify, in any manner whatsoever, the Transaction Documents;

                  (4) extend or waive the time for any of the Guarantors, the Issuer or other Person's performance of, or compliance with, any term, covenant or agreement on its part to be performed or observed under the Transaction Documents, or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

                  (5) take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgaged or conveyed, or in which the Holders may have been granted a lien, to secure any indebtedness of the Issuer, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, to the Holders;

                  (6) release anyone who may be liable in any manner for the payment of any amounts owed by the Issuer, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, to any Holder;

                  (7) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Issuer, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, are subordinated to the claims of any Holder; or

                  (8) apply any sums by whomever paid or however realized to any amounts owing by the Issuer, any other Guarantor or any other guarantor of the Guaranteed Obligations, to any Holder in such manner as any Holder shall determine in its discretion;

then neither any Holder shall incur any liability to the Guarantors as a result thereof, and no such action shall impair or release the obligations of the Guarantors under this Article 7.

         Section 7.8. Reinstatement. The provisions of this Article 7 shall remain in full force and effect and continue to be effective in the event any petition is filed by or against any Guarantor or the Issuer for liquidation or reorganization, in the event any Guarantor or the Issuer becomes insolvent or makes an assignment for the benefit of creditors or in the event a receiver or trustee is appointed for all or any significant part of the assets of any the Guarantor or the Issuer, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations or any part thereof is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any Holder, whether as a "voidable preference", "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment of the Guaranteed Obligations, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations or part thereof so rescinded, restored or returned shall be reinstated, and the Guaranteed Obligations shall be deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         Section 7.9. Waiver of Subrogation, etc. Upon the making by any Guarantor of any payment hereunder in respect of the Guaranteed Obligations, such Guarantor shall be subrogated to the rights of the Holders against the Issuer with respect to such payment; provided that such Guarantor shall not enforce any right to receive any payment by way of subrogation, reimbursement, contribution or setoff resulting from such payment until all of the Guaranteed Obligations have been paid in full and this Agreement has been terminated. If any amount shall be paid to the Guarantors on account of such subrogation, reimbursement, contribution or setoff rights, such amount shall be held in trust for the benefit of the Holders and shall forthwith be paid to the Holders to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Notes and this Agreement. The preceding subordination is intended by the Guarantors and the Holders to be for the benefit of the Issuer and its assets.

         Section 1.53. Contribution Rights. In the event any Guarantor (a "Funding Guarantor") shall make any payment under this Article 7 or shall suffer any loss as a result of any realization upon any of its assets pursuant to any Transaction Document, each other Guarantor (each, a "Contributing Guarantor") shall contribute to such Funding Guarantor an amount equal to such Contributing Guarantor's "Pro Rata Share" of such payment made, or loss suffered, by such Funding Guarantor. For the purposes hereof, each Contributing Guarantor's Pro Rata Share with respect to any such payment or loss by a Funding Guarantor shall be determined as of the date on which such payment or loss was made or suffered by reference to the ratio of (i) such Contributing Guarantor's maximum obligation hereunder as provided in Section 7.12 hereof (such Guarantor's "Maximum Obligation") as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder) to (ii) the aggregate Maximum Obligations of all Guarantors (including such Funding Guarantor) as of such date (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this Section 7.9 shall affect each Guarantor's several liability for the entire amount of the Guaranteed Obligations (up to such Guarantor's Maximum Obligation). Each Guarantor covenants and agrees that its right to receive any contribution hereunder from a Contributing Guarantor shall be subordinate and junior in right of payment to all the Guaranteed Obligations and all of such Contributing Guarantor's obligations in respect thereof.

         Section 1.54. Election of Remedies, Etc. Any election of remedies which results in the denial or impairment of the right of any Holder to seek a deficiency judgment against the Issuer shall not impair the Guarantors' obligations to pay the full amount of the Guaranteed Obligations. In the event any Holder shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or the Transaction Documents, such Holder may bid all or less than the amount of the Guaranteed Obligations and the amount of such bid need not be paid by such Holder but shall be credited against the Guaranteed Obligations. The amount of the successful bid at any such sale, whether any Holder or any other party is the successful bidder, shall be conclusively deemed to be the fair market value of the collateral and the difference between such bid amount and the remaining balance of the Guaranteed Obligations shall be conclusively deemed to be the amount of the Guaranteed Obligations guaranteed under the provisions of this Article 7, notwithstanding that any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any Holder might otherwise be entitled but for such bidding at any such sale.

         Section 1.55. Continuing Guaranty. Each of the Guarantors agrees that the provisions of this Article 7 are a continuing guaranty and shall remain in full force and effect until the payment and performance in full of the Guaranteed Obligations.

         Section 1.56. Limitation on Guaranty Obligations. Anything in this
Article 7 to the contrary notwithstanding, it is the intent of the Guarantors and Purchasers that each Guarantor's maximum obligations hereunder (the "Maximum Guaranty Liability") shall not be in excess of:

         (i) in a case or proceeding commenced by or against such Guarantor under the Bankruptcy Code of 1978, U.S.C. ss. 101 et seq., as amended (the "Bankruptcy Code"), the maximum amount which would not otherwise cause the obligations of such Guarantor under this Article 7 to be avoidable or unenforceable against such Guarantor under (A) Section 548 of the Bankruptcy Code or
                  (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of
                  Section 544 of the Bankruptcy Code; or

         (ii) in a case or proceeding commenced by or against such Guarantor under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other Debtor Relief Laws") the maximum amount which would not otherwise cause the obligations of the Guarantor under this Article 7 to be avoidable or unenforceable against the Guarantor under such Other Debtor Relief Laws, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding.

To the end set forth in this Section 7.12, but only to the extent that the obligations of a Guarantor under Article 7 would otherwise be subject to avoidance under any provision of substantive law relating to the avoidance or unenforceability of obligations of the such Guarantor under this Article 7 (any such provision, an "Avoidance Provision"), if such Guarantor is not deemed to have received valuable consideration, fair value or reasonably equivalent value for such obligations, or if the obligations of such Guarantor under this Article 7 would render such Guarantor insolvent, or leave such Guarantor with an unreasonably small capital to conduct its business, or cause such Guarantor to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the obligations of such Guarantor are deemed to have been incurred under such Avoidance Provision, then the obligations of such Guarantor hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the obligations of such Guarantor under this Article 7, as so reduced, to be subject to avoidance under such Avoidance Provision. This Section 7.12 is intended solely to preserve the rights of the Purchasers to the maximum extent that would not cause the obligations of the Guarantors under this Article 7 to be subject to avoidance under any Avoidance Provision, and neither the Guarantors nor any other person or entity shall have any right or claim under this Section 7.12 as against any Purchaser that would not otherwise be available under an Avoidance Provision.


                                   ARTICLE 8.

                                EVENTS OF DEFAULT

         Section 1.57. Events of Default. Each of the following shall constitute an Event of Default:

                  (a) failure of the Issuer to pay when due any principal of or interest on any of the Notes; or

                  (b) failure of the Issuer or any Guarantor (i) to perform or observe any covenant or provision set forth in Article 6 hereof, or
         (ii) to perform or observe any other term, covenant or agreement contained in this Agreement or any other Transaction Document which remains unremedied for 30 days after written notice thereof to the Issuer by any Purchaser; or

                  (c) any representation or warranty made by the Issuer or any Guarantor herein or in any other Transaction Document is false or misleading in any material respect on the date as of which made; or

                  (d) failure of the Issuer or any Guarantor to pay its debts generally as they come due, or the filing by the Issuer or any Guarantor of a petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law; or

                  (e) the filing of an involuntary petition under any bankruptcy statute against the Issuer or any Guarantor, or the appointment of a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) to take possession, custody, or control of the properties of the Issuer or any Guarantor, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment, or an order for relief shall be entered in any such involuntary petition.

         Section 1.58. Remedies on Default. (a) Upon the occurrence and during the continuation of an Event of Default (other than an Event of Default described in clause (d) or (e) of Section 8.1 hereof), the Requisite Purchasers may declare all amounts payable by the Issuer under the Notes to be forthwith due and payable and the same shall thereupon become immediately due and payable without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived.

                  (b) Upon the occurrence of any Event of Default set forth in clause (d) or (e) of Section 8.1 hereof, without any notice to the Issuer or any other act by the Requisite Purchasers, all amounts payable by the Issuer under the Notes shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Issuer.

                  (c) No remedy herein conferred or reserved is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under the Transaction Documents or now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any Default or Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Purchasers in the Transaction Documents, it shall not be necessary to give any notice, other than such notice as may be expressly required.


                                   ARTICLE 9.

                             REGISTRATION; EXCHANGE;
                 SUBSTITUTION OF NOTES AND WARRANT CERTIFICATES

         Section 9.1. Registration of Notes and Warrant Certificates. The Issuer shall keep at its principal executive office a register for the registration of transfers of Notes and Warrant Certificates. The name and address of each Purchaser, each transfer thereof and the name and address of each transferee of one or more Notes or Warrant Certificates shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note or Warrant Certificate shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Issuer shall not be affected by any notice or knowledge to the contrary. The

Issuer shall give to any Purchaser, promptly upon request therefor, a complete and correct copy of the names and addresses of all Purchasers.

         Section 9.2. Transfer and Exchange of Notes and Warrant Certificates. Subject to the provisions of Section 2.6 and Section 4 of the Warrant Certificates, upon surrender of any Note or Warrant Certificate at the principal executive office of the Issuer for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or Warrant Certificate, or part thereof), the Issuer shall execute and deliver, at its expense, one or more (as requested by the registered holder thereof) new Notes or Warrant Certificates, as applicable, in exchange therefor. Any such replacement Notes shall be in an aggregate principal amount of the surrendered Note and any such replacement Warrant Certificates shall be for the purchase of an aggregate amount of shares of Common Stock equal to the amount of shares issuable upon exercise of the surrendered Warrant Certificate. Each such new Note shall be payable to and each such new Warrant Certificate shall be issued in the name of such Person or Persons as such registered holder shall request and shall be substantially in the form of Exhibit A and Exhibit B, respectively. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. Notes shall not be transferred in denominations of less than $100,000. Transfers hereunder shall be made by the Issuer to the extent permitted by Applicable Law.

         Section 9.3. Replacement of Notes and Warrant Certificates. Upon receipt by the Issuer of notice from any Purchaser of the loss, theft, destruction or mutilation of any Note held by such Purchaser and (a) in the case of loss, theft or destruction, of security reasonably satisfactory to the Issuer, or (b) in the case of mutilation, upon surrender and cancellation thereof, the Issuer, at its own expense, shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon. Upon receipt by the Issuer of notice from any Purchaser of the loss, theft, destruction or mutilation of any Warrant Certificate held by such Purchaser and (a) in the case of loss, theft or destruction, of security reasonably satisfactory to the Issuer, or (b) in the case of mutilation, upon surrender and cancellation thereof, the Issuer, at its own expense, shall execute and deliver, in lieu thereof, a new Warrant Certificate.


                                   ARTICLE 10.

                                  MISCELLANEOUS

         Section 1.59. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier) and shall be effective (a) if given by mail, when deposited in the United States mail, first-class postage prepaid, or (b) if given by telecopier, when so telecopied. Notices hereunder shall be mailed or telecopied as follows:

         If to the Issuer:

                  Murdock Communications Corporation
                  1112 29th Avenue, S.W.
                  Cedar Rapids, Iowa 52404
                  Attn: Paul Tunink
                  Telecopy No.: (319) 363-7008
                  Telephone No.: (319) 362-6900


         If to the Purchasers:

                  at the respective addresses of the Purchasers set forth on Schedule 1 hereto.

         Section 1.60. No Waiver. No delay or failure on the part of the Purchasers in the exercise of any right, power or privilege granted under any Transaction Document or available at law or in equity, shall impair any such right, power or privilege or be construed as a waiver of any Event of Default or any acquiescence therein. No single or partial exercise of any such right, power or privilege shall preclude the further exercise of such right, power or privilege. No waiver shall be valid against any Purchaser unless made in writing and signed by the Requisite Purchasers, and then only to the extent expressly specified therein.

         Section 1.61. Amendments, Etc. Any provision of any Transaction Document may be amended or waived, if such amendment or waiver is in writing and is signed by the Issuer and the Requisite Purchasers; provided that, without the approval in writing of each Purchaser affected thereby, no amendment or waiver may be effective:

                  (a) to amend or modify the principal of any Note held by such Purchaser, or the amount of principal payments required, or the rate of interest payable, on such Note;

                  (b) to postpone any date fixed for any payment of principal of, or interest on, any Note or to extend the term of such Note;

                  (c) to amend or modify the definition of "Requisite Purchasers", or the provisions of this Section 10.3 hereof;

Any amendment or modification effected in accordance with this Section 10.3 hereof shall apply equally to, and shall be binding upon, all Purchasers.

         Section 1.62. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that the Issuer may not assign or otherwise transfer any of its rights or obligations under this Agreement or the Notes to any Person without the prior written consent of the Requisite Purchasers.

         Section 1.63. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF IOWA (WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS).

         Section 1.64. Survival of Representations and Warranties. All representations and warranties contained herein shall survive the execution and delivery of this Agreement.

         Section 1.65. Severability. If any part of any provision contained in this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity only, without in any way affecting the remaining parts of said provision or the remaining provisions.

         Section 1.66. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same instrument.

         Section 1.67. Entire Agreement. This Agreement, the Notes, the Warrant Certificates and the other Transaction Documents, together with any exhibits and schedules attached hereto and thereto, constitute the entire understanding of the parties with respect to the subject matter hereof and thereof, and any other prior or contemporaneous agreements, whether written or oral, with respect hereto or thereto are expressly superseded hereby.

         Section 10.10. Costs and Expenses. The Issuer agrees to pay all reasonable out-of-pocket expenses of the Purchasers (including reasonable fees and expenses of counsel to the Purchasers) in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Transaction Documents. The Issuer also agrees to pay and hold the Purchasers harmless from any stamp, documentary, intangibles, transfer or similar taxes or charges, and all recording or filing fees with respect to any of the Transaction Documents or any payments to be made thereunder, and to reimburse the Purchasers upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys fees and expenses) incurred by the Purchasers in enforcing any of the Transaction Documents or in connection with any restructuring or "work-out" of any of the obligations of the Issuer or the Guarantors under the Transaction Documents.

         Section 10.11. Consent to Jurisdiction. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY SUBMITS TO JURISDICTION OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN), NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, AND EACH HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES TO THIS AGREEMENT AGREES THAT SUCH CONSENT TO JURISDICTION SHALL NOT PRECLUDE THE BRINGING OF ANY ACTION OR PROCEEDING IN ANY OTHER JURISDICTION. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF ANY INCONVENIENT FORUM (FORUM NONCONVEINENS) TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN), NEW YORK, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT.



                         [Signatures on Following Pages]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers all as of the day and year first above written.



                                     ISSUER:

                                     MURDOCK COMMUNICATIONS CORPORATION

                                     By: /s/ Thomas E. Chaplin
                                        ---------------------------------------
                                               Name:  Thomas E. Chaplin
                                               Title: Chief Executive Officer


                                     GUARANTORS:

                                     PRIORITY INTERNATIONAL COMMUNICATIONS, INC.


                                     By: /s/ Thomas E. Chaplin
                                        ---------------------------------------
                                               Name:  Thomas E. Chaplin
                                               Title: Chairman

                                     ATN COMMUNICATIONS, INC.


                                     By: /s/ Thomas E. Chaplin
                                        ---------------------------------------
                                               Name:  Thomas E. Chaplin
                                               Title: Chairman

                                     INCOMEX, INC.


                                     By: /s/ Thomas E. Chaplin
                                        ---------------------------------------
                                               Name:  Thomas E. Chaplin
                                               Title: Chairman



                                     MCC ACQUISITION CORP.

             [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

                                     By: /s/ Thomas E. Chaplin
                                        ---------------------------------------
                                               Name:  Thomas E. Chaplin
                                               Title: Chief Executive Officer




                                       PURCHASERS:


                                       NEW VALLEY CORPORATION


                                       By:
                                          -------------------------------------
                                              Name:
                                              Title:




















             [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]

                                   Schedule 1


                                      Principal Amount of Note and
Name and Address                      Number of Shares Issuable Upon
of Purchaser:                         Exercise of Warrant Certificate Purchased


New Valley Corporation                Note Amount:    $2,000,000
c/o Jonathan Intrater                 Warrants:       250,000 shares (subject
Ladenburg, Thalmann & Co.                             to adjustment)
590 Madison Avenue
New York, New York 10022
Telecopy: (212) 409-2169
Telephone: (212) 409-2128

                                    EXHIBIT A


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.


                       MURDOCK COMMUNICATIONS CORPORATION

                    FIXED RATE SENIOR NOTE DUE JULY 21, 1999



$                                   June   , 1999                       No.
 -------------                          ---                                ----


         Murdock Communications Corporation, an Iowa corporation (the "Issuer"), for value received, promises and agrees to pay to the order of ______________________, or its registered assigns permitted pursuant to the terms of the Note and Warrant Purchase Agreement described below (the "Holder"), at such place as the Holder has designated under Schedule 1 to the Note Agreement referenced below (or such other place as the Holder may designate from time to time as provided in said Note and Warrant Purchase Agreement) the principal sum of ______________ AND 00/100 DOLLARS ($____________), in lawful money of the United States of America and in immediately available funds, and to pay interest on the unpaid principal amount hereof at such office, in like money and funds, for the period commencing on the date of this Note, until paid in full, at a fixed rate of twelve percent (12.0%) per annum. Notwithstanding the immediately preceding sentence, if the Issuer shall fail to pay on the due date therefor, whether on the Maturity Date, by acceleration or otherwise, any principal owing under this Note, then, in lieu of the interest rate otherwise applicable, interest shall accrue on such unpaid principal from the due date to but excluding the date on which such principal is paid in full (i) for the period commencing on the due date and ending thirty (30) days thereafter, at a rate per annum equal to fourteen percent (14%), (ii) for the period commencing on the thirty-first (31st) day following the due date and ending sixty (60) days thereafter, at a rate per annum equal to sixteen percent (16%), and (iii) for the period commencing on the sixty-first (61st) day following the due date to but excluding the date on which such principal is paid in full, at a rate per annum equal to eighteen percent (18%), but in no event, however, to exceed the maximum rate permitted by Applicable Law (interest accruing pursuant to this sentence, the "Default Rate").

         Interest on this Note shall be payable (i) upon any prepayment of this Note to the date of prepayment on the amount prepaid, and (ii) at maturity of this Note, whether on the Maturity Date, by acceleration or otherwise; provided, however, that interest calculated at the Default Rate shall be due and payable upon demand by the Holder.

         Upon the occurrence of a Financing Event, the outstanding principal amount of this Note shall be due and payable to the extent provided under
Section 2.5 of the Note Agreement referenced herein.

         The Issuer may prepay this Note in whole or in part at any time, provided that (i) the Issuer provides at least one (1) days' prior written notice to the Holder of such proposed prepayment, and (ii) such prepayment is accompanied by all accrued and unpaid interest on the amount prepaid to the date of prepayment.

         This Note is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of June 21, 1999, by and among the Issuer, its Subsidiaries as guarantors, and the Purchasers named therein (such Note and Warrant Purchase Agreement, together with all amendments or modifications thereto, the "Note Agreement"). Capitalized terms used but not otherwise defined in this Note shall have the respective meanings given them in the Note Agreement. The Note Agreement additionally provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayment hereof. Reference is made to the Note Agreement for all pertinent purposes.

         Except for notices which are specifically required by the Note Agreement, the Issuer and any and all co-makers, endorsers, guarantors and sureties severally waive notice (including but not limited to notice of intent to accelerate and notice of acceleration, notice of protest and notice of dishonor), demand, presentment for payment, protest, diligence in collecting and the filing of suit for the purpose of fixing liability, and consent that the time of payment hereof may be extended and re-extended from time to time without notice to any of them.

         This Note is a registered Note and, subject to compliance with the terms of the Note Agreement, is transferable on the Note Register of the Issuer designated in the Note Agreement upon notice to the Issuer accompanied by a written instrument of transfer reasonably satisfactory to the Issuer duly executed by, or on behalf of, the registered payee hereof and such other information required by the Note Agreement. Subject to the provisions of the Note Agreement, the Issuer may treat the person whose name appears in the Note Register as the owner hereof for the purpose of receiving payment as herein provided.

         This Note is an unsecured senior obligation of the Issuer, ranking pari passu with all other senior unsecured obligations of the Issuer, and is entitled to the benefits afforded by the Note Agreement and the other Transaction Documents.

         THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF IOWA (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).



                                            MURDOCK COMMUNICATIONS CORPORATION


                                            By:
                                            Name:
                                            Title:

                                    EXHIBIT B


THIS STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.



                             STOCK PURCHASE WARRANT


         This Stock Purchase Warrant is issued as of this 21th day of June 1999 by MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation (the "Issuer"), to __________________________, (the "Purchaser"; the Purchaser or any registered assignee or transferee hereof, a "Holder").


                                   AGREEMENT:


            1.     Issuance of Warrants; Term.

                   (a) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer hereby grants to Holder the right to purchase ________ shares of the Issuer's Common Stock, no par value per share (the "Common Stock").

                   (b) The shares of Common Stock issuable upon exercise of this Warrant Certificate are hereinafter referred to as the "Warrant Shares." This Warrant Certificate shall be exercisable at any time and from time to time prior to June 21, 2009.

            2. Exercise Price. The exercise price per Warrant Share for which all or any of the Warrant Shares may be purchased pursuant to the terms of this Warrant Certificate shall be $3.50, and shall be subject to adjustment from time to time in accordance with Section 5 (as the same may be so adjusted from time to time, the "Exercise Price").

            3. Exercise. (a) This Warrant Certificate may be exercised by the Holder as to all or any increment or increments of one thousand (1000) Warrant Shares (or the balance of the Warrant

Shares if less than such number), upon delivery of written notice of intent to exercise to the Issuer at the following address: Murdock Communications Corporation, 1112 29th Avenue, S.W., Cedar Rapids, Iowa 52404, Attention: Chief Financial Officer (or such other address as the Issuer shall designate in a written notice to the Holder), together with this Warrant Certificate and payment to the Issuer of the aggregate Exercise Price of the Warrant Shares so purchased. The Exercise Price shall be payable by certified or bank check, by wire transfer of immediately available funds, or as otherwise specified by the Issuer. Upon exercise of this Warrant Certificate as aforesaid, the Issuer shall as promptly as practicable execute and deliver to the Holder a certificate or certificates for the total number of whole Warrant Shares for which this Warrant Certificate is being exercised in such names and denominations as are requested by such Holder. If this Warrant Certificate shall be exercised with respect to less than all of the Warrant Shares, the Holder shall be entitled to receive a new Warrant Certificate covering the number of Warrant Shares in respect of which this Warrant Certificate shall not have been exercised, which new Warrant Certificate shall in all other respects be identical to this Warrant Certificate. The Issuer covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant Certificate or the issuance of any Warrant Shares upon exercise of this Warrant Certificate.

         (b) Cashless Exercise. In lieu of exercising this Warrant Certificate pursuant to Section 3(a) above, the Holder shall have the right (the "Conversion Right") to require the Issuer to convert any then existing rights to purchase Common Stock pursuant to this Warrant Certificate, in whole or in part and at any time or times into Warrant Shares, upon delivery of written notice of intent to convert to the Issuer at its address in Section 3(a) or such other address as the Issuer shall designate in a written notice to the Holder, together with this Warrant Certificate. Upon exercise of the Conversion Right, the Issuer shall deliver to the Holder (without payment by the Holder of any Exercise Price) that number of Warrant Shares which is equal to the quotient obtained by dividing (x) the value of the number of Warrant Shares with respect to which the Conversion Right is being exercised (determined by subtracting the aggregate Exercise Price for the Warrant Shares with respect to which the Conversion Right is being exercised from a number equal to the product of (i) the Fair Market Value per Share of Common Stock (as determined in accordance with subsection (b) of Section 9 hereof) as at such time, multiplied by (ii) the number of Warrant Shares with respect to which the Conversion Right is being exercised), by (y) such Fair Market Value per Share. Any references in this Warrant Certificate to the "exercise" of this Warrant Certificate, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

         4. Covenants and Conditions. The above provisions are subject to the following:

            4.1. Neither this Warrant Certificate nor the Warrant Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). This Warrant Certificate has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which counsel shall be reasonably satisfactory to the Issuer, that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Issuer hereby acknowledges that King & Spalding is acceptable counsel). Transfer of Warrant Shares issued upon the exercise of this Warrant Certificate shall be restricted in the same manner and to the same extent as the Warrant Certificate and the certificates representing such Warrant Shares shall bear substantially the following legend:

            THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, REGISTRATION UNDER SUCH ACT OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder and the Issuer agree to execute such other documents and instruments as counsel for the Issuer reasonably deems necessary to effect the compliance of the issuance of this Warrant Certificate and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

            4.2. The Issuer covenants and agrees that all Warrant Shares which may be issued upon exercise of this Warrant Certificate will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Issuer shall at all times reserve and keep available for issuance upon the exercise of this Warrant Certificate such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant Certificate.

         5. Adjustment of Exercise Price and Number of Shares Issuable. The Exercise Price and the number of Warrant Shares (or other securities or property) issuable upon exercise of this Warrant Certificate shall be subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 5.

         (a) Common Stock Reorganization. If the Issuer shall subdivide its outstanding shares of common stock (or any class thereof) into a greater number of shares or consolidate its outstanding shares of common stock (or any class thereof) into a smaller number of shares (any such event being called a "Common Stock Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the effective date of such Common Stock Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such effective date by a fraction, the numerator of which shall be the number of shares of common stock outstanding on such effective date before giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of common stock outstanding after giving effect to such Common Stock Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant Certificate shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Reorganization by a fraction, the numerator of which shall be the number of shares of common stock outstanding after giving effect to such Common Stock Reorganization and the denominator of which shall be the number of shares of common stock outstanding immediately before such Common Stock Reorganization.

            (b) Common Stock Distribution. If the Issuer shall issue, sell or otherwise distribute any shares of common stock, other than pursuant to a Common Stock Reorganization (which is governed by subsection (a) hereof) (any such event, including any event described in subsections (c) and (d) below, being herein called a "Common Stock Distribution"), for a consideration per share less than the Fair Market Value per Share of Common Stock on the date of such issuance, sale or distribution, then, effective upon such Common Stock Distribution, the Exercise Price shall be reduced, to the price determined by dividing (A) an amount equal to the sum of (1) the number of shares of common stock outstanding immediately prior to such Common Stock Distribution (calculated on a fully-diluted basis) multiplied by the Exercise Price immediately prior to such Common Stock Distribution, plus (2) the consideration, if any, received by the Issuer upon such Common Stock Distribution by (B) the total number of shares of common stock outstanding immediately after such Common Stock Distribution. If any Common Stock Distribution shall require an adjustment to the Exercise Price pursuant to the foregoing provisions of this subsection
(b), including by operation of subsection (c) or (d) below, then, effective at the time such adjustment is made, the number of shares of Common Stock subject to purchase upon exercise of this Warrant Certificate shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Stock Distribution by a fraction, the numerator of which shall be the number of shares of common stock outstanding immediately after giving effect to such Common Stock Distribution and the denominator of which shall be the sum of the number of shares outstanding immediately before giving effect to such Common Stock Distribution (both calculated on a fully-diluted basis) plus the number of shares of common stock which the aggregate consideration received by the Issuer with respect to such Common Stock Distribution would purchase at a price equal to the Exercise Price immediately prior to such Common Stock Distribution.

            (c) Option Securities. If the Issuer shall issue, sell, distribute or otherwise grant in any manner any rights to subscribe for or to purchase, or any warrants or options for the purchase of, common stock or any stock or securities convertible into or exchangeable for common stock (such rights, warrants or options being herein called "Option Securities" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Option Securities or the rights to convert or exchange any such Convertible Securities in respect of such Option Securities are immediately exercisable, and the price per share for which common stock is issuable upon the exercise of such Option Securities or upon conversion or exchange of such Convertible Securities in respect of such Option Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Issuer as consideration for the granting of such Option Securities, plus the minimum aggregate amount of additional consideration payable to the Issuer upon the exercise of all such Option Securities, plus, in the case of Option Securities to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of common stock issuable upon the exercise of such Option Securities or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Option Securities) shall be less than the Fair Market Value per Share of Common Stock immediately prior to such issuance, sale, distribution or grant, then, for purposes of subsection (b) above, the total maximum number of shares of common stock issuable upon the exercise of such Option Securities or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Option Securities shall be deemed to have been issued as of the date of granting of such Option Securities and thereafter shall be deemed to be outstanding and the Issuer shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as otherwise provided in subsection (e) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Option Securities or upon conversion or exchange of such Convertible Securities.

            (d) Convertible Securities. If the Issuer shall issue, sell or otherwise distribute any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which common stock is issuable upon such conversion or exchange (determined by dividing (i) the aggregate amount received or receivable by the Issuer as consideration for the issuance, sale or distribution of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Issuer upon the conversion or exchange thereof, by (ii) the total maximum number of shares of common stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Fair Market Value per Share of Common Stock immediately prior to the date of such issuance, sale or distribution, then, for purposes of subsection (b) above, the total maximum number of shares of common stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued as of the date of the issuance, sale or distribution of such Convertible Securities and thereafter shall be deemed to be outstanding and the Issuer shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as otherwise provided in subsection (e) below, no additional adjustment of the Exercise Price shall be made upon the actual conversion or exchange of such Convertible Securities.

            (e) Special Adjustments. If (i) the purchase price provided for in any Option Securities referred to in subsection (c) above or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsection (c) or (d) above or the rate at which any Convertible Securities referred to in subsection (c) or (d) above are convertible into or exchangeable for common stock shall change at any time, or
(ii) any of such Option Securities or Convertible Securities shall have terminated, lapsed or expired prior to exercise, exchange or conversion, the Exercise Price then in effect shall forthwith be readjusted (effective only with respect to any exercise of this Warrant Certificate after such readjustment) to the Exercise Price which would then be in effect had the adjustment made upon the issuance, sale, distribution or grant of such Option Securities or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be (in the case of any event referred to in clause (i) of this subsection (e)) or had such adjustment not been made (in the case of any event referred to in clause (ii) of this subsection (e)).

            (f) Dividends Payable in Common Stock, Option Securities or Convertible Securities. If the Issuer shall pay a dividend or make any other distribution upon any capital stock of the Issuer payable in common stock, Option Securities or Convertible Securities, then, for purposes of subsection
(b), (c) and (d) above, such common stock, Option Securities or Convertible Securities shall be deemed to have been issued or sold without consideration.

            (g) Consideration Received. If any shares of common stock, Option Securities or Convertible Securities shall be issued, sold or distributed for cash, the consideration received therefor shall be deemed to be the amount received by the Issuer therefor. If any shares of common stock, Option Securities or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by Issuer shall be deemed to be the fair market value of such consideration as determined by the Issuer's board of directors in its good faith discretion . If any shares of common stock, Option Securities or Convertible Securities shall be issued in connection with any merger in which Issuer is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value of such portion of the assets and business of the non-surviving corporation as shall be attributable to such common stock, Option Securities or Convertible Securities, as the case may be, as determined by the Issuer's board of directors in its good faith discretion. If any Option Securities shall be issued in connection with the issuance and sale of other securities of the Issuer, together comprising one integral transaction in which no specific consideration is allocated to such Option Securities by the parties thereto, such allocation will be made for purposes of this Warrant Certificate by the Issuer's board of directors in its good faith discretion.

            (h) Capital Reorganizations. If there shall be any consolidation, merger or amalgamation of the Issuer with another entity or any acquisition of common stock of the Issuer by means of a share exchange (other than a consolidation, merger or share exchange in which the Issuer is the continuing corporation and which does not result in any reorganization, recapitalization or reclassification of, or change in, outstanding shares of common stock), or any sale or conveyance of the property of the Issuer as an entirety or substantially as an entirety, or any reorganization or recapitalization of the Issuer (any such event being called a "Capital Reorganization"), then, effective upon such Capital Reorganization, the holder of this Warrant Certificate shall no longer have the right to purchase Common Stock, but shall have instead the right to purchase, upon exercise of this Warrant Certificate, the kind and amount of shares of stock and other securities and property (including cash) which the holder would have owned or have been entitled to receive pursuant to such Capital Reorganization if this Warrant Certificate had been exercised immediately prior to such Capital Reorganization.

            (i) Special Adjustment if Notes not Repaid Prior to September 21, 1999. If the outstanding principal amount of the Notes, together with all accrued and unpaid interest thereon, has not been repaid in full on or prior to September 21, 1999, the aggregate amount of Warrant Shares issuable upon exercise of this Warrant pursuant to Section 3(a) shall be increased to equal the product of (x) the number of shares issuable upon exercise of this Warrant Certificate pursuant to Section 3(a) hereof immediately prior to such date, multiplied by (y) two (2); such that absent any other adjustments required under this Section 5 prior to such date the aggregate number of Warrant Shares issuable pursuant to Section 3(a) hereof would be increased on such date to 500,000 shares of Common Stock. In the event the provisions of this Section 5(i) shall apply, no adjustment shall be made in the Exercise Price as a result of any such increase.

            (j) Adjustment Rules. Any adjustments pursuant to this Section 5 shall be made successively whenever an event referred to herein shall occur, except that, notwithstanding any other provision of this Section 5, no adjustment shall be made to the number of shares of Common Stock to be delivered to the holder of this Warrant Certificate (or to the Exercise Price) if such adjustment represents less than 1% of the number of shares previously required to be so delivered, but any lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to 1% or more of the number of shares to be so delivered. No adjustment shall be made pursuant to this Section 5 in respect of the issuance from time to time of shares of common stock upon the exercise of any of the Warrant Certificates issued pursuant to the Note Agreement or upon the exercise or conversion of any other Option Securities or Convertible Securities issued or outstanding on the date hereof.

         6. Transfer of Warrant Certificate. Subject to the provisions of
Section 4 hereof, this Warrant Certificate may be transferred, in whole or in part, by presentation of the Warrant Certificate to the Issuer with written instructions for such transfer. Upon such presentation for transfer, the Issuer shall promptly execute and deliver a new Warrant Certificate or Warrant Certificates in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions.

         7. Warrant Holder Not Shareholder. Except as otherwise provided herein, this Warrant Certificate does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Issuer.

         8. Note and Warrant Purchase Agreement. This Warrant Certificate is issued pursuant to that certain Note and Warrant Purchase Agreement dated as of June 21, 1999, by and among the Issuer and the Purchasers named therein (such Note and Warrant Purchase Agreement, together with all amendments and modifications thereto, the "Note Agreement"). Capitalized terms used but not otherwise defined in this Warrant Certificate shall have the respective meanings given them in the Note Agreement. Reference is made to the Note Agreement for all pertinent purposes, and this Warrant Certificate shall be entitled to all of the benefits afforded to the Warrant Certificates and the holders thereof by the Note Agreement and the other Transaction Documents.

         9. Determination of Fair Market Value per Share.

         (a) Subject to the provisions of subsection (b) of this Section 9, each determination of Fair Market Value per Share shall be made in good faith by the board of directors of the Issuer. Upon each such determination of Fair Market Value per Share, the Issuer shall promptly give notice thereof to the Holder setting forth in reasonable detail the calculation of such Fair Market Value per Share (the "Issuer Determination").

         (b) If the Holders shall disagree with the Issuer Determination and shall give notice thereof to the Issuer given within thirty (30) days after the Issuer's notice of the Issuer Determination, then the Fair Market Value per Share shall be an amount equal to the average of the Quoted Prices for Common Stock of the Issuer for the thirty (30) consecutive trading days commencing forty-five (45) trading days before the date of determination. The "Quoted Price" of Common Stock for each day means the last reported sales price of Common Stock on such day as reported by NASDAQ or, if Common Stock is listed on a national securities exchange, the last reported sales price of Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange) on such day, or if not so reported or listed, the average of the last reported bid and asked prices of Common Stock on such day, in each case as appropriately adjusted for any stock splits or reverse stock splits occurring after the Closing Date.

         10. Fractional Interests. The Issuer shall not be required to issue fractional Warrant Shares on the exercise of this Warrant Certificate. If any fraction of the Warrant Shares would be issuable on the exercise of this Warrant Certificate (or specified portion thereof), the Issuer shall pay an amount in cash equal to the Fair Market Value per Share on the day immediately preceding the date this Warrant Certificate is presented for exercise, multiplied by such fraction.

         11. Governing law. THIS WARRANT CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                            MURDOCK COMMUNICATIONS CORPORATION,
                                            an Iowa corporation


                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title:

                                    EXHIBIT C

                      FORM OF REGISTRATION RIGHTS AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT dated as of June 21, 1999 by and among MURDOCK COMMUNICATIONS CORPORATION, an Iowa corporation, and each of the Persons listed on Schedule 1 hereto (each a "Purchaser" and, collectively, the "Purchasers").

         WHEREAS, the Issuer and the Purchasers have entered into a Note and Warrant Purchase Agreement, dated as of even date herewith, among the Issuer, its Subsidiaries as guarantors, and the Purchasers (as the same may be amended, supplemented or otherwise modified from time to time, the "Note Agreement"; capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Note Agreement);

         WHEREAS, pursuant to the Note Agreement and on the terms and subject to the conditions set forth therein, the Issuer has agreed to issue and the Purchasers have agreed to purchase $2,000,000 in aggregate principal amount of the Issuer's Fixed Rate Senior Notes due July 21, 1999 (together with each promissory note issued and delivered substitution, extension or exchange therefor, the "Notes") and warrant certificates (together with each warrant certificate issued and delivered in substitution or exchange therefor, the "Warrant Certificates") evidencing the right to purchase an aggregate 250,000 shares of the Issuer's Common Stock, no par value per share (the "Common Stock"), subject to adjustment from time to time in accordance with the terms of the Warrant Certificates;

         WHEREAS, it is a condition to the obligations of the Purchasers to purchase the Notes and the Warrant Certificates that the Issuer and the Purchasers execute and deliver this Agreement, and the Issuer and the Purchasers desire to satisfy such condition;

         NOW, THEREFORE, for and in consideration of the mutual premises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         Section 1. Definitions. In addition to the other terms defined herein, the following terms used herein shall have the meanings herein specified (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Agreement" means this Registration Rights Agreement, as the same may be amended or otherwise modified from time to time in accordance with the terms hereof.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended or otherwise modified from time to time.

         "Holder" means any holder from time to time of any Warrant Securities.

         "Prospectus" means each prospectus included as part of any Registration Statement, as amended or supplemented, including each preliminary prospectus and all material incorporated by reference in such prospectus.

         "Registration Statement" means any registration statement of the Issuer which covers Warrant Securities pursuant to the provisions of this Agreement, including the Prospectus and all amendments, including post-effective amendments, and supplements to such registration statement and Prospectus and all exhibits and all material incorporated by reference in such registration statement.

         "Securities Act" means the Securities Act of 1933, as amended or otherwise modified from time to time.

         "Shelf Registration Statement" means the Registration Statement of the Issuer which covers all Warrant Securities to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

         "Warrant Securities" means, collectively, the Warrant Certificates and Warrant Shares.

         "Warrant Shares" means the securities which a Holder may acquire upon exercise or conversion of a Warrant Certificate, together with any other securities which such Holder may acquire on account of any such Warrant Shares, whether upon the making or paying of any dividend or other distribution on Common Stock, upon any split-up of such Common Stock, upon a recapitalization, merger, consolidation, share exchange, reorganization or other transaction or series of related transactions in which shares of Common Stock are changed into or exchanged for securities of another corporation, upon exercise of any preemptive right (or the exercise or conversion of any security which such Holder may acquire in connection with the exercise of any preemptive right) with respect to any such Common Stock or otherwise.

         Section 2. Shelf Registration. Promptly after the date hereof and in any event on or before July 21, 1999, the Issuer shall cause to be filed the Shelf Registration Statement providing for the sale by the Holders of all of the Warrant Securities in accordance with terms hereof, and the Issuer will use its best efforts to cause such Shelf Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") on or before August 21, 1999. The Issuer agrees to use its best efforts to keep the Shelf Registration Statement with respect to the Warrant Securities continuously effective so long as any Holder holds Warrant Securities until such time as each Holder has received an opinion of counsel to the Issuer (which opinion and counsel shall be satisfactory to the Holders) to the effect that each such Holder is permitted under Rule 144 to the dispose of all of its Warrant Securities without such registration. The Issuer further agrees to amend the Shelf Registration Statement if and as required by the rules, regulations or instructions applicable to the registration form used by the Issuer for such Shelf Registration Statement or by the Securities Act or any rules and regulations thereunder; provided, however, that the Issuer shall not be deemed to have used its best efforts to keep the Shelf Registration Statement effective if it voluntarily takes any action that would result in selling Holders not being able to sell Warrant Securities covered thereby, unless such action is permitted by this Agreement or required under applicable law or the Issuer has filed a post-effective amendment to the Shelf Registration Statement and the SEC has not declared it effective. The registration pursuant to this Section 2 shall be effected by the filing of a Shelf Registration Statement on Form S-1 or Form S-3 (provided that if Form S-3 is used, the Prospectus shall contain the information that would have been required to be included therein had Form S-1 been used) or on Form SB-2; provided, however, that if the intended method of disposition by the Holders is to be an underwritten offering, the Issuer shall use such form of Registration Statement as is acceptable to the underwriters.

         Section 3. Piggyback Registration. If at any time or from time to time the Issuer shall propose to file on its behalf or on behalf of any of its security holders a registration statement under the Securities Act on Form S-1, S-2 or S-3 (or on any other Form for the general registration of securities) with respect to any class of equity securities (or any class of securities convertible into or exchangeable or exercisable for such equity securities) the Issuer shall:

                   a. promptly give written notice to each Holder at least
            thirty (30) days before the anticipated filing date, indicating the proposed offering price and describing the plan of distribution;

                   b. include in such registration (and any related
            qualification under blue sky or other state securities laws or other compliance) for the sale by the Holders and, at the request of any Holder, in any underwriting involved therein, all the Warrant Securities specified by any Holder or Holders (the "Specified Warrant Securities") in a written request (the "Registration Request") made within twenty (20) days after receipt of such written notice from the Issuer, specifying the number or amount of Specified Warrant Securities; and

                   c. use its best efforts to cause the underwriter(s) of such proposed underwritten offering to permit the Specified Warrant Securities to be included in the Registration

            Statement for such offering on the same terms and conditions as any similar securities of the Issuer included therein.

If the registration of which the Issuer gives notice is for a registered public offering involving an underwriting, the Issuer shall so advise the Holders. In such event, the right of any Holder to include Specified Warrant Securities in such registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Specified Warrant Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. If the underwriter(s) of such offering advise(s) the Holders of Specified Warrant Securities in writing that marketing considerations require a limitation on the securities to be included in any Registration Statement filed under this Section 3 to a certain number of shares in excess of those to be sold by the Issuer (the "Available Securities"), then the Issuer shall in such case be obligated to such Holders only with respect to the Holders' pro rata share of such number of Available Securities based upon the percentage that the Specified Warrant Securities represent of the aggregate number of shares of Common Stock represented by all outstanding securities of the Issuer that have been requested to be included in such registration and are required to be so included (without giving effect to any similar limitation) pursuant to binding agreements with the Issuer. The limitation on the number of Specified Warrant Securities will be imposed pro rata (based upon the ratio of the number of shares of Specified Warrant Securities which the underwriter(s) propose to include at the anticipated offering price to the number of Specified Warrant Securities owned by each Holder) among all Holders of Specified Warrant Securities.

         Section 4. Registration Procedures. In connection with the obligations of the Issuer with respect to the Shelf Registration Statement contemplated by
Section 2, and if and when the Issuer shall be required by the provisions of
Section 3 to effect the registration of Warrant Securities under the Securities Act, the Issuer will use its best efforts to effect such registration to permit the sale of such Warrant Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto it will, as expeditiously as possible:

                   (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Holders and the underwriter(s), if any, copies of all such documents proposed to be filed, which documents will be made available, on a timely basis, for review by such Holders and underwriters; and, with respect to any Registration Statement filed pursuant to the provisions of
            Section 2, the Issuer will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the Holders or the underwriter(s), if any, shall reasonably object;

                   (ii) prepare and file with the SEC (A) the Shelf Registration
            Statement within the time period set forth in Section 2, and (B) such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder or the underwriter(s), if any, or as may be required by the Securities Act, the Exchange Act or by the rules, regulations or instructions applicable to the registration Form utilized by the Issuer or as may otherwise be necessary to keep such Registration Statement effective for the applicable period; and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 (or any successor rule) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or Prospectus;

                   (iii) promptly notify the selling Holders and the
            underwriter(s), if any, of: (A) the filing of the Prospectus, any Prospectus supplement and of the effectiveness of the Registration Statement and any post-effective amendment; (B) any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) the Issuer's becoming aware at any time that the representations and warranties of the Issuer contemplated by paragraph (xii)(A) below have ceased to be true and correct; (E) the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Warrant Securities for sale in any jurisdiction or the initiation, to Issuer's knowledge, or threat of any proceeding for such purpose; and (F) the existence of any fact which, to the knowledge of the Issuer, results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                   (iv) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement or any qualification referred to in paragraph (iii)(E) at the earliest possible moment;

                   (v) promptly incorporate in a Prospectus supplement or
            post-effective amendment to the Registration Statement such information as the underwriter(s) or the Holders reasonably request to have included therein relating to the plan of distribution with respect to such Warrant Securities, and make all required filings of such Prospectus supplement or post-effective amendment to the Registration Statement as soon as notified of the matters to be incorporated therein;

                   (vi) furnish to each selling Holder and each underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including all documents incorporated therein by reference;

                   (vii) deliver to each selling Holder and the underwriter(s), if any, without charge, as many copies of the Registration Statement, each Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (in each case including all exhibits and documents incorporated by reference in such Registration Statement or Prospectus) as such Persons may reasonably request;

                   (viii) use its best efforts to register or qualify such
            Warrant Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any selling Holder or underwriter(s) reasonably request(s) and do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Warrant Securities covered by the Registration Statement;

                   (ix) if any fact contemplated by paragraph (iii)(D) or
            (iii)(F) above shall exist, promptly notify each Holder and prepare and furnish to such Holders a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Warrant Securities, neither the Registration Statement nor the Prospectus will contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                   (x) use its best efforts to cause all Warrant Securities
            covered by the Registration Statement to be listed on each securities exchange on which securities of the same class are then listed or admitted for trading in any inter-dealer quotation system on which securities of the same class are then traded;

                   (xi) not later than the effective date of the applicable
            Registration Statement, provide a CUSIP number for all Warrant Securities covered by the Registration Statement, and provide the applicable transfer agent with printed certificates for such Warrant Securities in a form eligible for deposit with Depository Trust Issuer and in such denominations and registered in such names as the Holders or the underwriters, if any, may request at least two Business Days prior to any sale;

                   (xii) enter into agreements (including underwriting
            agreements) and take all other reasonable actions in order to expedite or facilitate the disposition of such Warrant Securities and in such connection, except as otherwise provided, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration:

                          (A) make such representations and warranties to the
                   Holders selling such Warrant Securities and, in connection with any underwritten offering, to the underwriters, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

                          (B) obtain opinions of counsel to the Issuer and
                   updates thereof addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in similar offerings and such other matters as may be reasonably requested by such Holders and underwriters, if any, which counsel and opinions shall be reasonably satisfactory (in form, scope and substance) to the underwriters, if any, and such Holders;

                          (C) in connection with any underwritten offering, use
                   its best efforts to obtain so-called "cold comfort" letters and updates thereof from the Issuer's independent certified public accountants addressed to the selling Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with similar underwritten offerings;

                          (D) if an underwriting agreement is entered into,
                   cause the same to set forth in full the indemnification and contribution provisions and procedures of Section 6 (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to Section 6; and

                          (E) deliver such documents and certificates as may
                   reasonably be requested by the Holders, or the underwriter(s), if any, to evidence compliance with this paragraph (xii) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer;

            the foregoing to be done upon each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling Holder in connection with the disposition of Warrant Securities pursuant to such Registration Statement, all in a manner consistent with customary industry practice;

                   (xiii) upon execution and delivery of such confidentiality agreements as the Issuer may reasonably request, provide to the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such Holders or underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Issuer, and cause the Issuer's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with the registration for purposes of satisfying any diligence obligations such Persons may have, at such time or times as the Person requesting such information shall reasonably determine;

                   (xiv) otherwise use its best efforts to comply with the
            Securities Act, the Exchange Act, all applicable rules and regulations of the SEC and all applicable state blue sky and other securities laws, rules and regulations, and make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities

            Act, as soon as practicable, but in no event later than ninety (90) days after the end of the 12 calendar month period commencing after the effective date of the Registration Statement;

                   (xv) cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

                   (xvi) prior to the filing of any document which is being
            prepared for incorporation by reference into the Registration Statement or the Prospectus, upon receipt of such confidentiality agreements as the Issuer may reasonably request, provide copies of such document to counsel to the selling Holders, and to the underwriter(s), if any, and make the Issuer's representatives available for discussion of such document.

            Section 5. Registration Expenses. All expenses incident to the Issuer's performance of or compliance with its obligations under this Agreement (excluding underwriting discounts, selling commissions and brokerage fees) will be paid by the Issuer, regardless of whether Warrant Securities are sold pursuant to any Registration Statement, including, without limitation, all registration, filing and listing fees, fees and expenses of compliance with securities or blue sky laws, printing, messenger, telephone and delivery expenses, fees and disbursements of counsel for the Issuer and counsel for the selling Holders of the Warrant Securities, fees and disbursements of all independent certified public accountants of the Issuer (including, without limitation, in connection with any special audit or "cold comfort" letters), and fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD. The Issuer will, in any event, pay its internal expenses, the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which securities of the same class are then listed or the qualification for trading of the securities to be registered in each inter-dealer quotation system in which securities of the same class are then traded. Notwithstanding the foregoing provisions of this Section 5, in connection with each Registration Statement required hereunder, the Issuer will reimburse the Holders pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel chosen by the Holders of the Warrant Securities being sold.

            Section 6.  Indemnification.

                   (a) Indemnification by the Issuer. In the event of the registration of any Warrant Securities under the Securities Act pursuant to the provisions hereof, the Issuer will indemnify and hold harmless each and every seller of Warrant Securities, its directors, officers, employees and agents, each underwriter, broker and dealer, if any, who participates in the offering or sale of such

Warrant Securities, and each other Person, if any, who controls such seller or any such underwriter, broker or dealer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each hereinafter sometimes referred to as an "Indemnified Person") from and against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any Registration Statement or Prospectus or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Indemnified Person for any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in the Registration Statement or Prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer by such Indemnified Person stated to be specifically for use in preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive the transfer of such Warrant Securities.

                   (b) Contribution. If the indemnification provided for in this
Section 6 is unavailable to a party that would have been an Indemnified Person under this Section 6 in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to herein, then each party that would have been an Indemnifying Person thereunder shall, in lieu of indemnifying such Indemnified Person, contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statement or omission which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission of a material fact relates to information supplied by the Indemnifying Person or the Indemnified Person and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with the investigation or defense of any action or claim. The Issuer and each Holder agrees that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6.

            Section 7. Exchange Act Registration; Rule 144 Reporting. The Issuer covenants and agrees that until such time as the Holders no longer hold any Warrant Securities it will:

                   (a) if required by law, maintain an effective registration statement (containing such information and documents as the SEC shall specify) with respect to the Common Stock of the Issuer under Section 12(g) of the Exchange Act;

                   (b) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times (even if the Issuer subsequently ceases to be subject to such reporting requirements);

                   (c) use its best efforts to file with the SEC in a timely manner all reports and documents required of the Issuer under the Securities Act and the Exchange Act; and

                   (d) furnish to any Holder promptly upon request (i) a written statement by the Issuer as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Issuer, and (iii) such other reports and documents of the Issuer and other information in the possession of or reasonably attainable by the Issuer as such Holder may reasonably request in availing itself of any Rule or Regulation of the SEC allowing such Holder to sell any Warrant Securities without registration.

The Issuer represents and warrants that such registration statement or any information, document or report filed with the SEC in connection therewith or any information so made public shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements contained therein not misleading. The Issuer agrees to indemnify and hold harmless (or to the extent the same is not enforceable, make contribution to) the Holders, their partners, officers, directors, employees and agents, each broker, dealer or underwriter (within the meaning of the Securities Act) acting for any Holder in connection with any offering or sale of Warrant Securities by such Holder or any Person controlling (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder and any such broker, dealer or underwriter from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or resulting from any breach of the foregoing representation or warranty, all on terms and conditions comparable to those set forth in Section 6.

            Section 8. Limitation on Registration Rights of Others. The Issuer covenants and agrees that, so long as any Holder holds any Warrant Securities, in respect of which any registration rights provided for in Section 2 or Section 3 remain in effect, the Issuer will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (x) any registration rights of securities of the Issuer upon the demand of any Person without the prior written consent of the Holders, or (y) rights of registration in the nature or substantially in the nature of those set forth in Section 2 or
Section 3, unless in the case of both clauses (x) and (y) such rights are pari passu with to the rights of registration of the Holders pursuant to Section 2 and Section 3 on terms reasonably satisfactory to the Holders.

            Section 9. Mergers, etc. References hereunder to "Warrant Securities" shall be deemed to include any securities which Holders are entitled to receive in exchange for Warrant Securities pursuant to any merger, consolidation or reorganization or recapitalization, or by any other means. If, and as often as, there are any changes in the Warrant Securities by way of stock split, stock dividend, combination or classification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustments shall be made in the provisions hereof as may be required, so that the rights and privileges granted hereby shall continue with respect to the Warrant Securities as so changed.

            Section 10. Notices, etc. All notices, consents, approvals, agreements and other communications provided hereunder shall be in writing or by telex or telecopy and shall be sufficiently given to the Purchasers, the Holders and the Issuer if addressed or delivered to them in accordance with Section 10.1 of the Note Agreement:

            Section 11. Further Agreements. Each of the parties hereto agrees to execute all such further instruments and documents and to take all such further action as the other parties may reasonably require in order to effectuate the terms and purposes of this Agreement.

            Section 12. Waivers and Amendments. This Agreement may not be amended nor shall any waiver, change, modification, consent or discharge be effected except by an instrument in writing executed by or on behalf of the party or parties against whom enforcement of any amendment, waiver, change, modification, consent or discharge is sought; provided, however, that any amendment requested or waiver sought from the Holders of any provision of this Agreement which affects the Holders generally, and any action required to be taken by the Holders as a group pursuant to this Agreement, shall be given or taken by the Holders of a majority in interest of the Warrant Securities, and any such waiver or action so given or taken shall be binding on all Holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

            Section 13. Assignment; Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and permitted assigns, including, without limitation, any Holders from time to time of the Warrant Securities. Nothing herein shall be construed as requiring the Holders of Warrant Certificates to exercise their warrants for, or convert their Warrant Certificates into, Warrant Shares prior to exercising the rights conferred upon such Holders under this Agreement. Anything in this Agreement to the contrary notwithstanding, the term "Holders" as used in this Agreement shall be deemed to include the registered holders from time to time of the Warrant Securities.

            Section 14. Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because any provision conflicts with any constitution, statute, rule or public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question, invalid, inoperative or unenforceable in any other jurisdiction or in any other case or circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute, rule or public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum extent permitted in such jurisdiction or in such case.

         Section 15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

         Section 16. Section Headings. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 17. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         Section 18. Termination. This Agreement shall terminate when all Warrant Certificates have expired unexercised in accordance with their terms. In addition, the rights of any Holder under Sections 2 and Section 3 of this Agreement shall terminate as to any Warrant Securities when such Warrant Securities have been effectively registered under the Securities Act and sold pursuant to a Registration Statement covering such Warrant Securities. The indemnification and contribution provisions of Section 6 and shall survive any termination of this Agreement.

         Section 19. Expenses. The Issuer shall be obligated to pay to the Holders, on demand, all reasonable costs and expenses (including, without limitation, court costs and attorneys' fees and expenses and interest to the extent permitted by applicable law on overdue amounts) paid or incurred in collecting any sums due from, or enforcing any other obligations of, the Issuer.

         Section 20. Specific Performance. The Issuer recognizes that the rights of the Holders under this Agreement are unique and, accordingly, the Holders shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for injunctive relief and specific performance to the extent permitted by law. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. This Agreement is not intended to limit or abridge any rights of the Holders which may exist apart from this Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers all as of the day and year first above written.


                                     ISSUER:

                                     MURDOCK COMMUNICATIONS CORPORATION

                                     By:
                                        -------------------------------------
                                               Name:
                                               Title:


                                     PURCHASERS:


                                     NEW VALLEY CORPORATION


                                     By:
                                        -------------------------------------
                                              Name:
                                              Title:
































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